Legal and regulatory matters	9 Months Ended
Jul. 31, 2025
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Legal and regulatory matters

Note 12 Legal and regulatory matters
We are a large global institution that is subject to many different complex legal and regulatory requirements that continue to evolve. We are and have been subject to a variety of legal proceedings, including civil claims and lawsuits, regulatory examinations, investigations, audits and requests for information by various governmental regulatory agencies and law enforcement authorities in various jurisdictions. Some of these matters may involve novel legal theories and interpretations and may be advanced under criminal as well as civil statutes, and some proceedings could result in the imposition of civil, regulatory enforcement or criminal penalties. We review the status of all proceedings on an ongoing basis and will exercise judgment in resolving them in such manner as we believe to be in our best interest. In many proceedings, it is inherently difficult to determine whether any loss is probable or to reliably estimate the amount of any loss. This is an area of significant judgment and uncertainty and the extent of our financial and other exposure to these proceedings after taking into account current provisions could be material to our results of operations in any particular period though we do not believe that the ultimate resolution of any such matter will have a material effect on our consolidated financial condition.
Our significant legal proceedings and regulatory matters are described in Note 24 of our audited 2024 Annual Consolidated Financial Statements and as updated below. Based on the facts currently known, except as may otherwise be noted, it is not possible at this time for us to predict the ultimate outcome of these proceedings or the timing of their resolution.
Royal Bank of Canada Trust Company (Bahamas) Limited proceedings
On January 17, 2025, the U.S. Department of Labor (DOL) proposed exemptive relief to allow Royal Bank of Canada to continue to qualify for the Qualified Professional Asset Manager (QPAM) exemption under the Employee Retirement Income Security Act from March 5, 2025 through March 4, 2030. On March 5, 2025, the DOL granted an extension of the original relief granted to Royal Bank of Canada in 2016 until the earlier of September 4, 2025 or the effective date of a final agency action in connection with the proposed exemption published on January 17, 2025. The DOL recently granted the exemptive relief it proposed on January 17, 2025, with immaterial amendments, with effect from August 12, 2025 through March 4, 2030. Royal Bank of Canada anticipates seeking further exemptive relief from the DOL prior to the expiration of the existing relief in the future to the extent deemed necessary or advisable. No assurances can be provided that such relief, if requested, would be forthcoming.
U.K. Competition and Markets Authority investigation
In February 2025, Royal Bank of Canada and RBC Europe Limited entered into a settlement with the U.K. Competition and Markets Authority and agreed to make payment of £34.2 million in full and final resolution of the matter.
In the U.S. class action, in March 2025, the court preliminarily approved the settlement agreement entered into by RBC Europe Limited, RBC Capital Markets, LLC and certain of the other defendants to dismiss the putative class action filed in the U.S., with prejudice, against those defendants. The settlement agreement remains subject to final court approval.